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                                                                    EXHIBIT 21.1

                            LIST OF SUBSIDIARIES

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                 FLAG Pacific Holdings Limited
Bermuda          FLAG Limited
                 FLAG Telecom Development Limited FLAG Telecom Group Services
                 Limited FLAG Telecom Global Network Limited FLAG Asia Holdings
                 Limited FLAG Atlantic Holdings Limited FLAG Pacific Limited
                 FLAG Asia Limited FLAG Atlantic Limited
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Egypt            FLAG Telecom Development Services Company LCC
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                 FLAG Telecom Limited
UK               FLAG Atlantic UK Limited
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                 FLAG Pacific USA Limited
USA              FLAG Telecom USA Ltd
                 FLAG Atlantic USA Limited
                 FLAG Telecom Network USA Limited
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India            FLAG Access India Private Ltd
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Korea            FLAG Telecom Korea Limited
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Canada           FLAG Pacific Canada Limited
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Hong Kong        FLAG Telecom Asia Limited
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                 FLAG Telecom Network Services Limited
Ireland          FLAG Telecom Ireland Limited
                 FLAG Telecom Ireland Network Limited
                 FLAG Telecom Ireland Services Limited
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                 FLAG Pacific Japan Limited
Japan            FLAG Telecom Japan Limited
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                 FLAG Telecom France Services Eurl
France           FLAG Atlantic France SARL
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                 FLAG Telecom Deutschland GmbH
Germany
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                 FLAG Telecom Services Italia Srl
Italy            FLAG Telecom Servizi Italia SpA
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Spain            FLAG Telecom Espana SA
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                 FLAG Telecom Nederland BV
The Netherlands  FLAG Telecom Nederland Network BV
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Belgium          FLAG Telecom Belgium Network SA
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Singapore        FLAG Telecom Singapore Pte. Limited
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Switzerland      FLAG Telecom Switzerland Network AG
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Greece           FLAG Telecom Hellas AE
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